ANNUAL REPORT
                               September 30, 1996


                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.
                                                                October 25, 1996
Dear Fellow Shareholder:

  The stock market began the quarter on a weak note, as the S&P 500 retreated
7% in the first four weeks of July. The smaller capitalization indices declined more sharply, with the Russell 2000 off 11% over this time frame. July seemed to usher in a period of caution and discernment on the part of investors, as many of the high-flyers declined dramatically. The correction was short-lived, however, and stocks advanced sharply in August and September. For the quarter and nine months, the S&P 500 advanced 3% and 13%, respectively. The Russell 2000 was even, and up 10.5% in the corresponding periods, while Fiduciary Capital Growth Fund rose 2.5% and 8.3% respectively.

  Large cash flows into the largest market capitalization stocks again fueled the performance of the S&P 500. Twenty stocks (4% of the index) contributed about 8 of the 13 percentage points of the S&P 500 year-to-date performance. We believe that any asset or group of assets can become overbought, and it appears the S&P 500, especially the largest 100 companies, falls into that category. The popularity of S&P index funds, and the belief that they will outperform active managers, can be a self-fulfilling prophecy in the short run. History suggests, however, that inflated assets eventually deflate. In the meantime, we remain excited about the relative attractiveness of our companies versus the S&P. In our view, we are approaching the tail end of a strong cyclical earnings recovery, and will be entering a period over the next few quarters of generally much slower corporate earnings growth. We expect very strong relative earnings growth from our portfolio companies versus the S&P over the next couple of years, and our companies presently sell at just over 13x projected 1997 earnings versus a multiple of approximately 18x for the S&P 500. Our company balance sheets are also much stronger, showing a median debt of less than 20% of total capitalization versus almost 46% debt for the S&P companies. As the slowdown in the rate of growth in corporate earnings becomes more pervasive, and the stronger fundamentals of our portfolio companies become evident, we expect much stronger relative performance from a stock standpoint.

  As is customary in our October letter, we highlight a few of our present holdings:

  CASEY'S GENERAL STORES, INC. -- Casey's operates approximately 1,000 convenience stores in the rural Midwest, primarily Iowa, Illinois, and Missouri. Over 70% of the stores are in towns of 5,000 or fewer people and are often the only convenience store around. Casey's offers low priced gasoline, fresh prepared foods (donuts, pizza, burgers), and essential groceries. In many towns, Casey's has become the de facto Pizza Hut and Dunkin' Donuts. Casey's operates a very large, efficient distribution facility near Des Moines, Iowa, that allows them to be the "low cost producer" within a 500-mile radius. There are over 1,000 additional sites within this trade area that fit Casey's real estate criteria. We have owned this stock for several years and continue to be impressed with the management. Due to sharply higher gasoline prices in recent quarters, margins have been squeezed and the stock has pulled back. We anticipate two tough quarterly comparisons on gasoline -- which appear to be in the stock -- and look forward to a resumption of strong growth thereafter. The stock is trading at 18.8x calendar 1997 estimates and we believe the long term growth rate will be 15%.

  GENERAL INSTRUMENT CORP. -- General Instrument (GI) is the leading supplier of equipment to the cable and satellite television industries. Product lines include distribution electronics to cable headends, set-top terminals, encryption/decryption equipment, cable modems, broad-band telephony network equipment, coaxial and fiber-optic cable, and power rectifiers. GI has the number one or number two position in nearly every one of its markets. Market concerns regarding the rapid growth of direct broadcast satellite (DBS) television, and increased competition in the video and telephony areas as a result of deregulation, have created an opportunity to purchase GI at attractive levels. We believe DBS will grow rapidly, but will coexist with cable, and GI's digital set-tops, which can accommodate several hundred channels, are now rolling out and this should neutralize the channel advantage of DBS. Cable operators appear to have some advantages over their telephony competitors, particularly in view of their ownership of the broadband pipe into the home. GI is addressing these advantages with new products such as cable modems. But GI is also more than happy to sell to traditional telephony providers; they have a complete broadband access system that should begin to roll out next year. It is apparent that competition will force cable and telephony companies to upgrade their systems in coming years. GI is positioned to supply this arms race. The Company is also benefiting from rapid deployment of cable and satellite systems in overseas markets. The stock looks attractive at 14x 1997 estimates.

  JOSTENS, INC. -- Jostens is a leading provider of products and services to the education market. Major product lines include class rings, diplomas, caps and gowns and yearbooks. Other products include photography, principally for elementary and high school yearbooks, and customized products such as brochures, watches, lamps, etc. to groups such as university alumni, fraternities and sororities. Jostens also manufactures and markets corporate recognition products for various achievements, including sales, service, retirement, etc.

  Jostens enjoys 40-50% type market shares in its various businesses and product lines, and represents an excellent franchise. At current prices, Jostens also represents solid value at 6.5x cash flow and 13x earnings. Given the characteristics of Jostens' businesses, the low valuation is unusual, probably reflecting past earnings disappointments and not future opportunities. Several important and favorable factors, which we believe will be key drivers to earnings growth, have escaped Wall Street's notice, the two most important being school demographics and a new management. School demographics, or simply, the number of sixth grade through college students, shrank for most of the past ten years. The student population started growing again last year, providing a positive backdrop to Jostens' business. The Board of Directors brought in Bob Buhrmaster, from Corning, Inc., several years ago to effect a major restructuring. We believe he has done an excellent job rebuilding the Company from the ground up, bringing in talented people to beef up important areas such as sales and marketing. With most of the restructuring and personnel changes now behind the Company, Jostens looks like it is ready to begin realizing its potential. The stock sells at 13.5x estimated 1997 earnings, with a dividend yield of 4.1%.

  OLD REPUBLIC INTERNATIONAL CORP. -- Lead by industry veteran Al Zucaro, Old Republic has added value for shareholders through focused, "nose to the grindstone" execution. We have grown to appreciate the way Mr. Zucaro grinds out excellent results in prosaic insurance businesses like trucking and coal property; liability insurance (property/casualty insurance accounts for 55-60% of Old Republic's total operating income); title insurance (about 10-15% of normalized operating income); and the recent growth driver, private mortgage insurance (30-35% of operating income).

  Strong management combined with the Company's diversified, niche-type insurance businesses have lead to steady, consistent earnings growth and stock price appreciation. Despite Old Republic's excellent earnings progress, the stock still sells at a 20-30% discount to other specialty property/casualty insurers and private mortgage insurance companies. Old Republic trades at only 10x earnings, and 1.2x book value. Over time, we believe the valuation gap between Old Republic and its peers will narrow, and help drive the stock price.

  W.H. BRADY CO. -- W.H. Brady is a leading international manufacturer and marketer of high-performance identification labels and specialty coded materials. The Company's product line consists of more than 30,000 products sold to over 50,000 customers. These products are used by customers to create a safer work environment for employees, improve productivity and operating efficiencies, and increase utilization of assets through tracking and inventory process controls. The Company's markets include a wide variety of industrial, commercial, governmental, public utility, medical, computer and consumer products markets. The Company markets products domestically and internationally through multiple sales channels, including direct sales, distributor sales, and catalogs. Sales in the recently completed July fiscal year were $360 million, up 14.5%, while earnings were up only marginally, due to three large acquisitions the Company made in fiscal 1996. This should set the stage for strong earnings growth of almost 20% in 1997. With the stock at 14.5x earnings, and a growth rate that we think will be in excess of 18% for the next few years, we view the stock as attractively priced.

  WATTS INDUSTRIES, INC. -- Watts is one of the largest manufacturers of valves in the world. They are dominant in the plumbing, heating and water quality markets, and have respectable niches in certain industrial and oil and gas markets. Watts has a long record of outstanding growth; however, the Company has struggled over the last couple of years, mainly as a result of some poorly performing acquisitions. The Company appears to have turned the corner and we anticipate strong performance in the coming year or two. Watts showed double digit growth from core operations in the June quarter despite weak economic conditions in Europe. Operations have been restructured and under-performing businesses have been sold. The Company recently repurchased two million shares and has authorization for another million, and the chairman recently bought stock in the open market. We anticipate strong cash flow and earnings over the next 12-24 months and believe the stock is attractive at 11x calendar 1997 earnings.

  The Board of Directors has declared a distribution of $1.4242 from net long-term realized capital gains and $0.82873 from ordinary income which includes $0.69373 from net short-term realized capital gains. Your distribution confirmation is enclosed.

  Thank you for your continuing confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,

/s/ Ted D. Kellner               /s/ Donald S. Wilson

Ted D. Kellner, C.F.A.           Donald S. Wilson, C.F.A.
President                        Vice President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FIDUCIARY CAPITAL GROWTH FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

(PRICE WATERHOUSE LLP LOGO)

October 25, 1996

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

STATEMENT OF NET ASSETS
September 30, 1996

                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                COST          VALUE
--------------------------                             -------        -------

COMMON STOCKS -- 88.4% (A)<F2>
            BANKS/SAVINGS & LOANS -- 4.6%
    14,000  Banknorth Group, Inc. (Del.)              $479,500       $523,250
    52,000  Marshall & Ilsley Corp.                    693,944      1,566,500
                                                    ----------     ----------
                                                     1,173,444      2,089,750
            COMPUTERS -- 1.8%
    42,000  Stratus Computer, Inc.*<F1>              1,483,860        829,500

            CONSUMER PRODUCTS - DURABLE -- 0.0%
     1,297  Windmere-Durable
              Holdings Inc.                              9,727         17,834

            CONSUMER SERVICES -- 3.3%
     2,100  Grey Advertising Inc.                      466,200        489,300
    48,000  Jostens, Inc.                              975,527      1,002,000
                                                    ----------     ----------
                                                     1,441,727      1,491,300
            Distribution -- 6.5%
    17,000  Arrow Electronics, Inc.*<F1>               634,950        756,500
    34,000  Black Box Corp.*<F1>                       677,750      1,122,000
    26,500  Fisher Scientific
              International Inc.                       850,929      1,093,125
                                                    ----------     ----------
                                                     2,163,629      2,971,625

            ELECTRONICS -- 2.8%
    31,600  Measurex Corp.                             893,882        833,450
    25,000  Methode Electronics, Inc.                  440,625        465,625
                                                    ----------     ----------
                                                     1,334,507      1,299,075

            ENERGY/ENERGY SERVICES -- 4.4%
    45,000  Burlington Resources Inc.                1,703,625      1,996,875

            HEALTH INDUSTRIES -- 8.6%
    30,000  Dentsply International Inc.              1,042,500      1,335,000
    48,800  Haemonetics Corp.*<F1>                   1,013,645      1,006,500
    19,000  Patterson Dental Co.*<F1>                  437,000        508,250
    38,000  Sybron International Corp.*<F1>            462,548      1,102,000
                                                   -----------     ----------
                                                     2,955,693      3,951,750

            INSURANCE -- 8.3%
    47,000  John Alden Financial Corp.                 922,885        969,375
     8,500  MGIC Investment Corp.                      452,165        572,687
    48,000  Old Republic
              International Corp.                      760,194      1,188,000
    19,000  Progressive Corp. (Ohio)                   674,443      1,087,750
                                                   -----------     ----------
                                                     2,809,687      3,817,812

            LEISURE/RESTAURANTS -- 2.1%
   128,500  Ryan's Family Steak
              Houses, Inc.*<F1>                      1,031,687        979,812

            MACHINERY/TOOLS -- 1.0%
    12,000  Harnischfeger Industries, Inc.             452,760        453,000

            MEDIA/COMMUNICATION -- 1.0%
    30,000  Comcast Corp.
              Special Cl A NV                          457,500        461,250

            MISCELLANEOUS-BUSINESS SERVICES -- 2.2%
    35,000  G & K Services, Inc.                       309,167      1,023,750

            MISCELLANEOUS-FINANCE -- 3.5%
    46,400  Federal National
              Mortgage Association                     587,924      1,618,200

            MISCELLANEOUS-TECHNOLOGY MANUFACTURING -- 6.7%
    22,500  Corning Inc.                               614,475        877,500
    28,700  General Instrument Corp.*<F1>              629,248        710,325
    19,600  Raychem Corp.                              791,849      1,470,000
                                                   -----------     ----------
                                                     2,035,572      3,057,825

            PAPER/PACKAGING -- 3.6%
    18,000  AptarGroup, Inc.                           574,572        578,250
    21,800  Liqui-Box Corp.                            461,900        648,550
    22,000  Wausau Paper Mills Co.                     368,000        423,500
                                                   -----------     ----------
                                                     1,404,472      1,650,300

            POLLUTION CONTROL -- 3.2%
    58,000  Browning-Ferris
              Industries, Inc.                       1,630,897      1,450,000

            PRINTING/PUBLISHING/FORMS -- 3.0%
    36,000  Deluxe Corp.                               994,356      1,359,000

            PRODUCER MANUFACTURING -- 13.1%
     8,000  Bandag, Inc. Cl A                          419,464        383,000
    30,000  Belden Inc.                                830,472        870,000
    68,000  Pall Corp.                               1,250,558      1,921,000
    57,000  Regal-Beloit Corp.                         502,545        947,625
    57,000  Watts Industries, Inc.                   1,168,999      1,118,625
    29,500  W. H. Brady Co.                            644,750        741,188
                                                   -----------     ----------
                                                     4,816,788      5,981,438

            RETAIL TRADE -- 5.4%
    53,000  Casey's General Stores, Inc.               386,125        927,500
    90,000  Family Dollar Stores, Inc.               1,443,350      1,563,750
                                                   -----------     ----------
                                                     1,829,475      2,491,250

            SOFTWARE/SERVICE -- 3.3%
    33,600  SunGard Data Systems Inc.*<F1>             236,220      1,512,000
                                                   -----------     ----------
            Total common stocks                     30,862,717     40,503,346

SHORT-TERM INVESTMENTS -- 10.3% (A)<F2>
            VARIABLE RATE DEMAND NOTES
  $200,000  American Family
              Financial Services                       200,000        200,000
   150,000  General Mills, Inc.                        150,000        150,000
 1,425,000  Johnson Controls, Inc.                   1,425,000      1,425,000
   100,000  Pitney Bowes Credit Corp.                  100,000        100,000
   372,894  Sara Lee Corp.                             372,894        372,894
   300,000  Southwestern Bell
              Telephone Co.                            300,000        300,000
 2,200,000  Wisconsin Electric
              Power Co.                              2,200,000      2,200,000
                                                    ----------     ----------
            Total variable rate
              demand notes                           4,747,894      4,747,894
                                                   -----------    -----------
            Total investments                      $35,610,611     45,251,240
                                                   -----------
                                                   -----------
            Cash and receivables, less
              liabilities 1.3% (A)<F2>                                583,676
                                                                  -----------
            NET ASSETS                                            $45,834,916
                                                                  -----------
                                                                  -----------
            Net Asset Value Per Share
              ($0.01 par value
              10,000,000 shares
              authorized), offering
              and redemption price
              ($45,834,916 / 2,106,702
              shares outstanding)                                      $21.76
                                                                      -------
                                                                      -------

  *<F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

FIDUCIARY CAPITAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1996


INCOME:
  Dividends                                                        $484,470
  Interest                                                          323,752
                                                                   --------
     Total income                                                   808,222
                                                                   --------
EXPENSES:
  Management fees                                                   407,413
  Administrative services                                            37,161
  Professional fees                                                  22,101
  Transfer agent fees                                                16,917
  Registration fees                                                  13,823
  Custodian fees                                                     11,647
  Printing and postage expense                                       11,596
  Other expenses                                                      7,166
                                                                  ---------
     Total expenses                                                 527,824
                                                                  ---------
NET INVESTMENT INCOME                                               280,398
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                  4,399,359

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              640,021
                                                                  ---------
NET GAIN ON INVESTMENTS                                           5,039,380
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $5,319,778
                                                                  ---------
                                                                  ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1995

                                                             1996        1995
                                                           ------       -----
OPERATIONS:
  Net investment income                                  $280,398    $222,230
  Net realized gain on investments                      4,399,359   4,054,914
  Net increase in unrealized appreciation
    on investments                                        640,021   4,335,195
                                                       ----------  ----------
  Net increase in net assets resulting
    from operations                                     5,319,778   8,612,339
                                                       ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.11362 and $0.03683 per share, respectively)     (222,238)    (73,400)
  Distributions from net realized gains ($2.07307
    and $1.88352 per share, respectively)             (4,054,872) (3,753,740)
                                                      ----------- -----------
  Total distributions                               (4,277,110)**(3,827,140)*
                                                             <F4>        <F3>
                                                     ------------ -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (194,324 and
    381,983 shares, respectively)                       3,955,578   7,197,877
  Net asset value of shares issued in distributions
    (223,475 and 212,856 shares, respectively)          4,149,937   3,731,370
  Cost of shares redeemed (266,012 and 631,257
    shares, respectively)                             (5,509,816)(12,388,732)
                                                      ----------- -----------
  Net increase (decrease) in net assets derived
    from Fund share activities                          2,595,699 (1,459,485)
                                                      -----------  ----------
  TOTAL INCREASE                                        3,638,367   3,325,714
NET ASSETS AT THE BEGINNING OF THE YEAR                42,196,549  38,870,835
                                                      -----------  ----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income
    of $280,386 and $222,226, respectively)           $45,834,916 $42,196,549
                                                      -----------  ----------
                                                      -----------  ----------

*<F3>Total distributions include $787,311 of ordinary income, of which 27% is eligible for the corporate dividends received deduction.
**<F4>Total distributions include $912,199 of ordinary income, of which 40% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

FIDUCIARY CAPITAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)


                                                                        YEARS ENDED SEPTEMBER 30,
                                     ----------------------------------------------------------------------------------------------
                                      1996      1995      1994      1993      1992      1991      1990      1989     1988      1987
                                     -----     -----     -----    ------     -----     -----     -----     -----    -----     -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year                 $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79    $15.19   $21.96    $22.51
Income from
  investment operations:
  Net investment income               0.13      0.11      0.06      0.07      0.10      0.19      0.23      0.14     0.03      0.12
  Net realized and unrealized
  gains (losses) on investments       2.24      3.87      0.72      3.33      2.39      4.35    (4.66)      3.49   (3.21)      3.11
                                    ------   -------   -------   -------   -------    ------   -------   -------  -------   -------
Total from investment operations      2.37      3.98      0.78      3.40      2.49      4.54    (4.43)      3.63   (3.18)      3.23

Less distributions:
  Dividends from net
    investment income               (0.12)    (0.04)    (0.05)    (0.11)    (0.16)    (0.23)    (0.20)    (0.03)   (0.14)    (0.10)
  Distributions from net
    realized gains                  (2.07)    (1.88)    (1.29)    (1.86)    (1.23)    (0.92)        --        --   (3.45)    (3.68)
                                    ------   -------   -------   -------   -------    ------   -------   -------  -------   -------
Total from distributions            (2.19)    (1.92)    (1.34)    (1.97)    (1.39)    (1.15)    (0.20)    (0.03)   (3.59)    (3.78)
                                    ------   -------   -------   -------   -------    ------   -------   -------  -------   -------
Net asset value, end of year        $21.76    $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79   $15.19    $21.96
                                    ------   -------   -------   -------   -------    ------   -------   -------  -------   -------
                                    ------   -------   -------   -------   -------    ------   -------   -------  -------   -------
TOTAL INVESTMENT RETURN              12.7%     22.7%      4.1%     20.1%     15.3%     34.9%   (23.8%)     24.0%  (11.1%)     16.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   year (in 000's $)                45,835    42,197    38,871    47,420    38,476    30,684    19,460    40,387   41,606    55,154
Ratio of expenses to
  average net assets                  1.2%      1.2%      1.2%      1.2%      1.3%      1.5%      1.4%      1.3%     1.3%      1.1%
Ratio of net investment
  income to average net assets        0.6%      0.5%      0.3%      0.4%      0.6%      1.2%      1.1%      0.8%     0.3%      0.6%
Portfolio turnover rate              43.7%     28.6%     20.9%     32.5%     58.9%     62.7%     55.1%     42.2%    43.4%     83.4%
Average commission rate paid*<F5>  $0.0601

*<F5>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.


FIDUCIARY CAPITAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 1996

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amounts of securities for Federal income tax purposes aggregates $35,630,611. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.

 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has significant investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock. For the year ended September 30, 1996 the Fund had no such permanent differences.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. On October 25, 1996, a dividend from net investment income of $280,386
 ($0.1350 per share) was declared.  In addition, the Fund distributed
 $1,441,002 from net short-term realized gains ($0.69373 per share) and $2,958,342 from net long-term realized gains ($1.4242 per share). The distributions will be paid on October 28, 1996, to shareholders of record on October 24, 1996. The percentage of ordinary income which is eligible for the corporate dividends received deduction for this income distribution is 25%.

(4)  INVESTMENT TRANSACTIONS --

   For the year ended September 30, 1996, purchases and proceeds of sales of investment securities (excluding short-term investments) were $17,215,000 and $17,113,697, respectively, and maturities of government securities of $2,000,000.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of September 30, 1996, liabilities of the Fund included the following:

      Payable to FMI for management and administrative fees         $37,326
      Other liabilities                                              16,819

(6)  SOURCES OF NET ASSETS --
   As of September 30, 1996, the sources of net assets were as follows:

      Fund shares issued and outstanding                        $31,534,557
      Net unrealized appreciation on investments                  9,640,629
      Accumulated net realized gains on investments               4,379,344
      Undistributed net investment income                           280,386
                                                                 ----------
                                                                $45,834,916
                                                                 ----------
                                                                 ----------

   Aggregate net unrealized appreciation as of September 30,1996, consisted of the following:

      Aggregate gross unrealized appreciation                   $10,792,187
      Aggregate gross unrealized depreciation                   (1,151,558)
                                                                 ----------
          Net unrealized appreciation                            $9,640,629
                                                                 ----------
                                                                 ----------

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202